UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2005 (November 10, 2005)

Date of Report (Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On November 10, 2005, the Registrant’s Compensation Committee recommended, and the full Board of Directors approved, a regular annual grant for 2005 to each of the Board’s independent, outside members (G. Leonard Baker, Jr., Garen Bohlin, Henry McCance, Leonard Post, Ph.D., David Sharrock and Patrick Zenner), of options to purchase 4,000 shares of the Registrant’s common stock, par value $.01 per share, at an exercise price of $4.08 per share.  These options vest and become exercisable in equal monthly installments over a one-year period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2005	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary